UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2026

AMERICAN EXCEPTIONALISM ACQUISITION CORP. A

(Exact name of registrant as specified in its charter)

Commission File Number: 001-42866

Cayman Islands	98-1871331
(State of Incorporation)	(I.R.S. Employer Identification No.)

801 Jefferson Ave., Suite 250 Redwood, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	AEXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2026, Michael Teng was appointed to the board of directors (the “Board”) of American Exceptionalism Acquisition Corp. A (the “Company”), effective immediately. In connection with Mr. Teng’s appointment, the Board appointed Mr. Teng to serve as a member of the audit committee of the Board, effective immediately. The Board has determined that Mr. Teng is an independent director under applicable Securities and Exchange Commission (“SEC”) and New York Stock Exchange listing rules.

In connection with his appointment to the Board, Mr. Teng entered into the following agreements with the Company:

•

a joinder to that certain letter agreement, dated as of September 25, 2025, by and among the Company, its directors and officers and AEXA Sponsor LLC (the “Sponsor” and such letter agreement, the “Letter Agreement”), which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2025;

•

a joinder to that certain registration rights agreement, dated as of September 25, 2025, by and among the Company, the Sponsor and the Holders thereto (the “Registration Rights Agreement”), which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2025; and

•	a standard director indemnification agreement with the Company, the form of which was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2025.

The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entireties by the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

The Company will reimburse Mr. Teng for reasonable out-of-pocket expenses incurred in connection with fulfilling his role as a director. On September 1, 2026, the Sponsor transferred 150,000 Class B shares to Mr. Teng.

Other than the foregoing, Mr. Teng is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Joinder to the Letter Agreement, dated September 1, 2026, between the Company and Mr. Teng.

10.2	Letter Agreement, dated as of September 25, 2025, among the Company, the Sponsor and the Company’s officers and directors (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 29, 2025).

10.3	Joinder to the Registration Rights Agreement, dated September 1, 2026, between the Company and Mr. Teng.

10.4	Registration Rights Agreement, dated as of September 25, 2025, among the Company, the Sponsor and certain other security holders named therein (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on September 29, 2025).

10.5	Form of Indemnity Agreement, dated September 1, 2026, between the Company and Mr. Teng (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on September 29, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXCEPTIONALISM ACQUISITION CORP. A

Dated: September 4, 2026	By:	/s/ Steven Trieu
Steven Trieu
Chief Executive Officer